UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2020

CNO Financial Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11825 North Pennsylvania Street

Carmel, Indiana 46032

(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CNO	New York Stock Exchange
Rights to purchase Series E Junior Participating Preferred Stock		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Subordinated Debenture Offering

On November 18, 2020, CNO Financial Group, Inc. (the “Company”), entered into an underwriting agreement with BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”), in connection with the offer and sale by the Company of $150 million of 5.125% subordinated debentures due 2060 (the “Debentures”). The offering of the Debentures was made pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-224830), which became automatically effective upon filing on May 10, 2018 (the “Registration Statement”). The offering of the Debentures is expected to close on or around November 25, 2020.

The Company intends to use the proceeds from the offering of the Debentures for general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 8.01.	Other Events.

On November 18, 2020, the Company announced the pricing of its offering of the Debentures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

Item 9.01(d).	Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 18, 2020, between CNO Financial Group, Inc. and BofA Securities, Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
99.1	Press release of CNO Financial Group, Inc. dated November 18, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: November 19, 2020
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer